Exhibit 99.1

News Release

For Release on March 22, 2018

Inpixon Reports Fourth Quarter and 2017 Financial Results and Provides Corporate Update

Conference Call to Be Held Today at 4:30 PM Eastern Time

PALO ALTO, Calif. — Inpixon (NASDAQ: INPX), a leading indoor positioning and data analytics company, today reported financial results for the fourth quarter and year ended December 31, 2017 and provided an update on corporate developments. All numbers are presented after giving effect to the reverse split implemented on February 6, 2018.

Fourth Quarter 2017 Financial Highlights

●	2017 Q4 revenue of $4.6 million

●	2017 Q4 gross margin of 41%

●	2017 Q4 GAAP net loss of $15.29 per share

●	2017 Q4 Pro-forma Non-GAAP net loss[1] of $8.19 per share

●	2017 Q4 Non-GAAP Adjusted EBITDA[1] loss of $3.0 million

Full Year Financial Highlights

●	2017 revenue of $45.1 million

●	2017 gross margin of 24%

●	2017 GAAP net loss of $137.79 per share

●	2017 Pro-forma Non-GAAP net loss[1] of $68.70 per share

●	2017 Non-GAAP Adjusted EBITDA[1] loss of $12.1 million

“We have overcome a number of challenges faced throughout 2017 and have raised funds to begin to implement our strategic growth plan for 2018, focusing on Inpixon as a leading provider of Indoor Positioning Analytics (IPA) products and services,” said Nadir Ali, CEO of Inpixon. “Our strategic plan for 2018 includes stimulating growth through channel partner expansion and improved marketing and sales efforts. We plan to deliver new competitive product enhancements, including the use of blockchain technology to propagate device reputation profiles, artificial intelligence (AI) and machine learning to incorporate device fingerprinting, and voice-user interface (VUI) technology to support our intelligence customers in making better decisions with greater intelligence. Additionally, migrating Inpixon IPA to Amazon Web Services (AWS) will enable improved service and security to our customers, meeting country-specific and federal-compliance requirements and enabling channel partners to deploy faster.”

2017 Financial Results

Revenues
Total Revenues for the year ended December 31, 2017 were $45.1 million, compared to $53.2 million for the comparable period in the prior year. The decrease of $8.1 million, or approximately 15.2%, is primarily associated with a decline in revenues earned by the Infrastructure segment. Revenue earned by the IPA segment for the year ended December 31, 2017 was $3.9 million, compared to $4.9 million for the prior year period. Revenue earned by the Infrastructure segment was $41.2 million for the year ended December 31, 2017, compared to $48.3 million for the prior year period. Revenues declined, despite our acquisition of Integrio Technologies, LLC, due to the ongoing capital constraints and supplier credit challenges the Company faced throughout the year.

Gross Profit
Gross profit for the year ended December 31, 2017 was $10.8 million, compared to $14.9 million in 2016. The gross profit margin for the year ended December 31, 2017 was 24%, compared to 28% for the year ended December 31, 2016. This decrease in margin is a result of lower margin Infrastructure sales from the Integrio acquisition. IPA gross margins for the year ended December 31, 2017 and 2016 were 67% and 69%, respectively. Gross margins for the Infrastructure segment for the year ended December 31, 2017 and 2016 were 20% and 24%, respectively.

GAAP Net Loss
GAAP net loss attributable to stockholders of Inpixon for the year ended December 31, 2017 was $35.0 million, compared to $27.1 million for the comparable period in the prior year. GAAP net loss per share for 2017 was $137.79, compared to a GAAP net loss per share of $468.26 for 2016. The increase in net loss was primarily attributable to capital constraints and supplier credit challenges, decrease in gross profit as a result of lower margin Infrastructure sales, increases in operating expenses due to the Integrio acquisition which was offset by lower compensation costs, higher interest expense and an extinguishment loss on debt modification.

Non-GAAP Net Loss
2017 pro-forma non-GAAP net loss was $17.8 million, compared to a non-GAAP net loss of $12.9 million for 2016. Pro-forma non-GAAP net loss per basic and diluted common share for the twelve months ended December 31, 2017 was ($68.70) compared to a loss of ($223.08) per share for the prior year period. Non-GAAP net loss per share is defined as net loss per basic and diluted share adjusted for non-cash items including stock-based compensation, amortization of intangibles and one time charges including gain/loss on the settlement of obligations, extinguishment loss for debt modification, goodwill impairment, severance costs, change in the fair value of shares to be issued, acquisition costs and the costs associated with the public offering.

Non-GAAP Adjusted EBITDA1
Total non-GAAP adjusted EBITDA for the year ended December 31, 2017 was a loss of $12.1 million, compared to a loss of $9.8 million for the prior year period. Non-GAAP adjusted EBITDA is defined as net income (loss) before interest, provision for (benefit from) income taxes, and depreciation and amortization plus adjustments for other income or expense items, non-recurring items, and non-cash stock-based compensation.

1 A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures”.

2017 Business Highlights and Recent Developments

●	In the first quarter of 2018, Inpixon raised $21 million in gross proceeds through sales of its equity securities
●	Inpixon recently selected Amazon Web Services cloud infrastructure for Indoor Positioning Analytics delivery
●	Inpixon announced a $2.5 million purchase order from a leading Fortune 500 health insurer
●	Inpixon announced Cadillac Fairview as new customer, one of the largest real estate operators in North America and Canada
●	Inpixon positioned itself to begin to leverage blockchain technology to build device reputation repository, strengthen IoT security, and secure retail payment
●	Inpixon won top 2017 IoT Security Excellence Award
●	Inpixon’s subsidiary, Inpixon Federal, received two delivery orders from the Bureau of Census totaling $1.4 million

All results summarized in this press release (including the financial statement tables) should be considered preliminary, are qualified in their entirety by the financial statement tables included in this press release, and are subject to change. Please refer to Inpixon’s Annual Report on Form 10-K for the year ended December 31, 2017, which will be filed with the U.S. Securities and Exchange Commission on or about March 23, 2018.

Conference Call Information
Management will host a conference call on Thursday, March 22, 2018, at 4:30 PM ET to review financial results and corporate highlights. Following management’s formal remarks, there will be a question and answer session.

To listen to the conference call, interested parties within the U.S. should call +1 844-824-3831. International callers should call +1 412-317-5141. All callers should ask for the Inpixon conference call. The conference call will also be available through a live webcast, which can be accessed at client.irwebkit.com/inpixon/events.

A replay of the call will be available approximately one hour after the end of the call through April 23, 2018. The replay can be accessed via Inpixon’s website or by dialing +1 877-344-7529 (U.S.) or +1 412-317-0088 (international). The replay conference playback code is 10117888.

About Inpixon

Inpixon (NASDAQ: INPX) is a leader in Indoor Positioning and Data Analytics. Inpixon sensors are designed to find all accessible cellular, Wi-Fi, and Bluetooth devices anonymously. Paired with a high-performance data analytics platform, this technology delivers visibility, security, and business intelligence on any commercial or government premises worldwide. Inpixon’s products, infrastructure solutions, and professional services group help customers take advantage of mobile, big data, analytics, and the Internet of Things (IoT) to uncover the untold stories of the indoors. For the latest insight on Indoor Positioning and Data Analytics, follow Inpixon on LinkedIn, @InpixonHQ on Twitter, and visit inpixon.com.

Safe Harbor Statement
All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Act, and Section 21E of the Securities Exchange Act of 1934, as amended. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of the control of Inpixon and its subsidiaries, which could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not limited to, the fluctuation of global economic conditions, the performance of management and employees, the Company’s ability to obtain financing, competition, general economic conditions and other factors that are detailed in the Company’s periodic and current reports available for review at sec.gov. Furthermore, we operate in a highly competitive and rapidly changing environment where new and unanticipated risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise forward-looking statements.

Non-GAAP Financial Measures

Management believes that certain financial measures not in accordance with generally accepted accounting principles in the United States (“GAAP””) are useful measures of operations. EBIDTA, Adjusted EBITDA and pro forma net loss per share are non-GAAP measures. Inpixon defines “EBITDA” as net income (loss) before interest, provision for (benefit from) income taxes, and depreciation and amortization. Management uses Adjusted EBITDA as the matrix in which it manages the business and Inpixon defines “Adjusted EBITDA” as EBITDA plus adjustments for other income or expense items, non-recurring items and non-cash stock-based compensation. Inpixon defines “pro forma net loss per share” as GAAP net loss per share adjusted for adjusted for non-cash items including stock-based compensation, amortization of intangibles and one time charges including gain/loss on the settlement of obligations, extinguishment loss for debt modification, goodwill impairment, severance costs, change in the fair value of shares to be issued, acquisition costs and the costs associated with the public offering.

Management provides Adjusted EBITDA and pro forma net loss per share measures so that investors will have the same financial information that management uses, which may assist investors in assessing Inpixon’s performance on a period-over-period basis. Adjusted EBITDA or pro forma net loss per share is not a measure of financial performance under GAAP, and should not be considered an alternative to net income (loss) or any other measure of performance under GAAP, or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA and pro forma net loss per share have limitations as analytical tools and should not be considered either in isolation or as a substitute for analysis of Inpixon’s results as reported under GAAP.

Contact

Inpixon Investor Relations:

CORE IR

Scott Arnold, Managing Director

+1 516-222-2560

coreir.com

###

INPIXON AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands, except number of shares and par value data)

	December 31,
	2017	2016
ASSETS
Current Assets
Cash and cash equivalents	$141	$1,821
Accounts receivable, net	2,310	11,788
Notes and other receivables	183	362
Inventory	790	1,061
Prepaid licenses and maintenance contracts	4,638	13,321
Assets held for sale	23	23
Prepaid assets and other current assets	1,123	1,768
Total Current Assets	9,208	30,144

Prepaid licenses and maintenance contracts, non-current	2,264	5,169
Property and equipment, net	520	1,385
Software development costs, net	2,017	2,058
Intangible assets, net	12,678	17,691
Goodwill	636	9,028
Other assets	368	998
Total Assets	$27,691	$66,473

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current Liabilities
Accounts payable	$25,834	$23,027
Accrued liabilities	5,421	3,959
Deferred revenue	5,611	15,043
Short-term debt	3,058	6,887
Derivative liabilities	48	210
Liabilities held for sale	2059	2,041
Total Current Liabilities	42,031	51,167

Long Term Liabilities
Deferred revenue, non-current	2,636	5,960
Long-term debt	767	4,047
Other liabilities	113	371
Acquisition liability - Integrio	997	1,648
Acquisition liability - LightMiner	--	567
Total Liabilities	46,544	63,760

Commitments and Contingencies

Stockholders’ (Deficit) Equity:
Preferred Stock - $0.001 par value; 5,000,000 shares authorized, 0 issued and outstanding as of December 31, 2017 and 2016	--	--
Convertible Series 1 Preferred Stock - $1,000 stated value, 5,000,000 shares authorized; 0 issued and outstanding at December 31, 2017 and 2,250 issued and outstanding at December 31, 2016 Liquidation preference of $0 at December 31, 2017 and $2,250,000 at December 31, 2016.	--	1,340
Series 2 Convertible Preferred Stock - $1,000 stated value; 4,669 shares authorized; 0 issued and outstanding at December 31, 2017 and December 31, 2016 Liquidation preference of $0 at December 31, 2017 and December 31, 2016.	--	--
Common Stock - $0.001 par value; 50,000,000 shares authorized; 962,197 and 72,397 issued and 961,666 and 71,866 outstanding at December 31, 2017 and December 31, 2016, respectively	1	2
Additional paid-in capital	78,302	64,148
Treasury stock, at cost, 15,922 shares	(695)	(695)
Due from Sysorex Consulting Inc.	--	(666)
Accumulated other comprehensive income	31	52
Accumulated deficit	(94,486)	(59,473)
Stockholders’ (Deficit) Equity attributable to Inpixon	(16,847)	4,708

Non-controlling interest	(2,006)	(1,995)

Total Stockholders' (Deficit) Equity	(18,853)	2,713

Total Liabilities and Stockholders’ (Deficit) Equity	$27,691	$66,473

INPIXON AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(In thousands, except per share data)

	For the Years Ended
	December 31,
	2017	2016
Revenues
Products	$33,928	$37,510
Services	11,206	15,657
Total Revenues	45,134	53,167

Cost of Revenues
Products	28,804	29,025
Services	5,508	9,215
Total Cost of Revenues	34,312	38,240

Gross Profit	10,822	14,927

Operating Expenses
Research and development	1,813	2,277
Sales and marketing	6,578	8,500
General and administrative	18,507	15,269
Acquisition related costs	5	876
Impairment of goodwill	8,392	7,400
Amortization of intangibles	5,012	4,328
Total Operating Expenses	40,307	38,650

Loss from Operations	(29,485)	(23,723)

Other Income (Expense)
Interest expense	(3,821)	(1,743)
Change in fair value of shares to be issued	--	13
Change in fair value of derivative liability	555	51
Reserve for the recoverability of note receivable	--	(1,077)
Extinguishment loss for debt modification	(1,523)	--
Other expense	(721)	(266)
Total Other Income (Expense)	(5,510)	(3,022)

Net Loss from Continuing Operations	(34,995)	(26,745)

Loss from Discontinued Operations, Net of Tax	(35)	(758)

Net Loss	(35,030)	(27,503)

Net Loss Attributable to Non-controlling Interest	(17)	(389)

Net Loss Attributable to Stockholders of Inpixon	$(35,013)	$(27,114)
Deemed dividend to preferred stockholders	(756)	--
Net Loss Attributable to Common Stockholders	$(35,769)	$(27,114)

Net Loss Per Basic and Diluted Common Share
Loss from continuing operations	$(137.72)	$(461.89)
Loss from discontinued operations	(0.07)	(13.09)
Net Loss Per Share - Basic and Diluted	$(137.79)	$(468.26)

Weighted Average Shares Outstanding
Basic and Diluted	259,596	57,904

Comprehensive Loss
Net Loss	(35,030)	(27,503)
Unrealized foreign exchange gain/(loss) from cumulative translation adjustments	(21)	21
Comprehensive Loss	$(35,051)	$(27,482)

INPIXON AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	For the Years Ended
	December 31,
	2017	2016
Cash Flows From Operating Activities
Net loss	$(35,030)	$(27,503)
Adjustment to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,882	1,333
Amortization of intangible assets	5,012	4,328
Impairment of goodwill	8,392	7,400
Stock based compensation	1,533	1,377
Change in fair value of shares to be issued	--	(13)
Amortization of technology	66	133
Change in fair value of derivative liability	(555)	(51)
Amortization of debt discount	2,110	491
Amortization of deferred financing costs	451	--
Provision for doubtful accounts	952	93
Other	379	62
Forgiveness of debt	635	--
Extinguishment loss for debt modification	1,523	--
Gain on the settlement of liabilities	(430)	(1,541)
Exchange of warrants for shares	434	--
Reserve for settlement of bond	--	749
Reserve for note receivable	--	1,077
Changes in operating assets and liabilities:
Accounts receivable and other receivables	8,706	2,968
Inventory	270	(305)
Other current assets	645	66
Prepaid licenses and maintenance contracts	11,588	(232)
Other assets	114	(711)
Accounts payable	5,414	6,907
Accrued liabilities	1,806	623
Deferred revenue	(12,756)	(10)
Other liabilities	(822)	(29)
Total Adjustments	37,349	24,715
Net Cash Flows Provided by (Used in) Operating Activities	2,319	(2,788)

Cash Flows Used in Investing Activities
Purchase of property and equipment	(101)	(526)
Investment in capitalized software	(1,254)	(1,576)
Cash acquired in Integrio Technologies acquisition	--	189
Investment in Integrio Technologies	--	(753)
Investment in Sysorex India	37	--
Net Cash Flows Used in Investing Activities	(1,318)	(2,666)

Cash Flows From Financing Activities
Net proceeds from convertible promissory notes	2,000	--
Repayment of convertible promissory notes	(2,662)	--
Net repayments to bank facility	(5,576)	(1,863)
Repayment of term loan	--	(1,611)
Net proceeds from issuance of common stock, preferred stock and warrants	6,581	1,734
Repayment of debenture	(4,691)	--
Repayment of notes payable	(57)	(66)
Advances to related party	--	(3)
Advances from related party	--	3
Proceeds from debenture and convertible preferred stock	--	5,000
Proceeds from notes received	1,745	--
Net Cash (Used in) Provided By Financing Activities	(2,660)	3,194

Effect of Foreign Exchange Rate on Changes on Cash	(21)	21

Net Decrease in Cash and Cash Equivalents	(1,680)	(2,239)

Cash and Cash Equivalents - Beginning of Period	1,821	4,060

Cash and Cash Equivalents - End of Period	$141	$1,821

Reconciliation of Non-GAAP Financial Measures:

	Year Ended
(In thousands)	December 31,
	2017	2016
Net loss attributable to common stockholders	$(35,013)	$(27,114)
Adjustments:
Non-recurring one-time charges:
Acquisition transaction/financing costs	5	876
Costs associated with public offering	212	4
Impairment of goodwill	8,392	7,400
Gain on earnout	(561)	--
Change in the fair value of shares to be issued	--	(13)
Change in the fair value of derivative liability	(555)	(51)
Severance	27	55
Stock based compensation - acquisition costs	7	--
Provison for doubtful accounts	952	685
Reserve for recoverability of note receivable	--	1,077
Gain on the settlement of obligations	(430)	(1,541)
Exchange of warrants for shares	434	--
Extinguishment Loss for debt modification	1,523	--
Debt forgiveness	635	--
Stock-based compensation – compensation and related benefits	1,526	1,377
Interest expense	3,821	1,743
Depreciation and amortization	6,895	5,662
Adjusted EBITDA	$(12,130)	$(9,840)

	Year Ended
(In thousands, except share data)	December 31,
	2017	2016
Net loss attributable to common stockholders	$(35,013)	$(27,114)
Adjustments:
Non-recurring one-time charges:
Acquisition transaction/financing costs	5	876
Costs associated with public offering	212	4
Impairment of goodwill	8,392	7,400
Gain on earnout	(561)	--
Change in the fair value of shares to be issued	--	(13)
Change in the fair value of derivative liability	(555)	(51)
Severance	27	55
Stock based compensation - acquisition costs	7	--
Provision for doubtful accounts	952	685
Reserve for recoverability of note receivable	--	1,077
Gain on the settlement of obligations	(430)	(1,541)
Exchange of warrants for shares	434	--
Extinguishment Loss for debt modification	1,523	--
Debt Forgiveness	635	--
Stock-based compensation – compensation and related benefits	1,526	1,377
Amortization of intangibles	5,012	4,328
Proforma non-GAAP net loss	$(17,834)	$(12,917)
Proforma non-GAAP net loss per basic and diluted common share	$(68.70)	$(223.08)
Weighted average basic and diluted common shares outstanding	259,596	57,904